Exhibit 10.1

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (this “First Amendment”) is made and entered into as of the 13th day of July, 2004, by and between STATION CASINOS, INC., a Nevada corporation, with its principal offices located at 2411 West Sahara Avenue, Las Vegas, Nevada 89102 (the “Company”), and GLENN C. CHRISTENSON (the “Executive”).

WHEREAS, the Company and the Executive are parties to an Employment Agreement, dated as of May 20, 2003 (the “Employment Agreement”); and

WHEREAS, the Company and the Executive now desire to amend the Employment Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the Company and the Executive agree to the following:

1.             Subsection 1.18 of the Employment Agreement is hereby amended in full to read as follows:

“1.18       “Restricted Area” shall mean the City of Las Vegas, Nevada, and the area within a twenty-five (25) mile radius of that city; provided, however, that in the event the Executive voluntarily terminates this Agreement pursuant to Subsections 6.3, 7.2 or 7.3, the Restricted Area shall (a) after the first twelve months of the Restriction Period, exclude the Las Vegas Strip (which is defined as that area bounded by Paradise Road and straight extensions thereof on the East, Charleston Boulevard on the North, I-15 on the West, and Sunset Road on the South) and (b) after a Change in Control, exclude Downtown Las Vegas (which is defined as that area bounded by Eastern Avenue and straight extensions thereof on the East, I-515 (U.S. Highway 93/95) on the North, I-15 on the West, and Charleston Boulevard on the South).”

2.             Capitalized terms not otherwise defined in this First Amendment shall have the meanings set forth in the Employment Agreement.

3.             Except as expressly amended by this First Amendment, all other terms and provisions of the Employment Agreement shall remain unaltered, are hereby reaffirmed, and shall continue in full force and effect.

4.             This First Amendment may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same document, with the same effect as if all parties had signed on the same page.

Executive’s Initials	/s/ LJF

Company’s Initials	/s/ GCC

IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first written above.

STATION CASINOS, INC.

By	/s/ Lorenzo J. Fertitta
Name:	Lorenzo J. Fertitta
Title:	President

/s/ Glenn C. Christenson
GLENN C. CHRISTENSON